PRIME OBLIGATIONS PORTFOLIO

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

PRIME OBLIGATIONS PORTFOLIO — SHARES, SERVICE SHARES, PREMIER SHARES

SUPPLEMENT DATED AUGUST 12, 2014 TO

PROSPECTUS DATED APRIL 1, 2014

Shareholders have approved a new management agreement, effective July 31, 2014, between the Portfolio and its investment adviser to provide the Portfolio with investment advisory and administration services under a single agreement and fee structure.

1.	Effective July 31, 2014, the information under the sections entitled “PORTFOLIO SUMMARY — Fees and Expenses of the Portfolio” and “Example” on page 3 of the Prospectus is amended and restated as follows to reflect new total annual portfolio operating expenses:

This table describes the fees and expenses that you may pay if you buy and hold Shares, Service Shares and Premier Shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Shares	Service Shares	Premier Shares
Management Fees	0.13%	0.13%	0.13%
Other Expenses	0.04%	0.29%	0.54%
Transfer Agent Fees	0.02%	0.02%	0.02%
Service Agent Fees	None	0.25%	0.50%
Other Operating Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.17%	0.42%	0.67%
Expense Reimbursement(2)	(0.02)%	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.15%	0.40%	0.65%

(1)	The expense information in the table has been restated to reflect current fees.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” will be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2016 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Portfolio. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Portfolio.

The following Example is intended to help you compare the cost of investing in Shares, Service Shares and Premier Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares	$15	$53	$94	$215
Service Shares	$41	$133	$233	$528
Premier Shares	$66	$212	$371	$833

2.	Effective July 31, 2014, the information under “Advisory Fees” on page 7 of the Prospectus is supplemented as follows to reflect new contractual management fees:

Effective July 31, 2014, as compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of the Portfolio’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than servicing fees, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, and extraordinary expenses such as taxes, interest and indemnification expenses) so that “Total Annual Portfolio Operating Expenses After Expense Reimbursement” do not exceed the amounts shown in the table under the caption “Fees and Expenses of the Portfolio” in the Portfolio’s Portfolio Summary. The contractual expense reimbursement arrangement is expected to continue until at least April 1, 2016. The expense reimbursement arrangement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board of Trustees may terminate the arrangement at any time with respect to the Portfolio if it determines that it is in the best interests of the Portfolio and its shareholders.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

PROSPECTUS SUPPLEMENT

In order to avoid a negative yield, NTI may reimburse additional expenses or waive management fees of the Portfolio. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. There is no guarantee that the Portfolio will be able to avoid a negative yield.

A discussion regarding the Board of Trustees’ basis for its approval of the Portfolio’s Management Agreement will be available in the Portfolio’s annual report to shareholders for the six-month period ended November 30, 2014.

Portfolio	Contractual Management Fee Rate effective July 31, 2014
PRIME OBLIGATIONS PORTFOLIO	0.13%

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT MPO (8/14)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS